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                                                                   EXHIBIT 10.37

                  CONFIDENTIAL TREATMENT REQUESTED BY QLT INC.

  ATTORNEY-CLIENT PRIVILEGED COMMUNICATION; SUBJECT TO JOINT DEFENSE AGREEMENT
            AND COMMON INTEREST PRIVILEGE. SUBJECT FED. R. EVID. 408.

                   AMENDED AND RESTATED CONTRIBUTION AGREEMENT

          This Amended and Restated Contribution Agreement (this "AGREEMENT") is entered into as of this 9th day of February, 2007 (the "EFFECTIVE DATE") between QLT USA, Inc. (formerly Atrix Laboratories, Inc.), a Delaware corporation having offices at 2579 Midpoint Drive, Fort Collins, Colorado, 80525-4417 ("QLT USA"), and Sanofi-Synthelabo Inc., a Delaware corporation having offices at 55 Corporate Boulevard, Bridgewater, NJ 08807 ("SANOFI-SYNTHELABO").

                                    RECITALS

          WHEREAS, QLT USA and Sanofi-Synthelabo have previously entered into a Collaboration, License and Supply Agreement dated as of December 8, 2000, as subsequently amended (collectively, the "COLLABORATION AGREEMENT");

          WHEREAS, Sanofi-Synthelabo and QLT USA are both defendants in on-going litigation with plaintiffs TAP Pharmaceutical Products, Inc., Takeda Chemical Industries, Ltd. and Wako Pure Chemical Industries Ltd. (each individually, and collectively, "TAP") alleging that QLT USA's Eligard(R) product infringes TAP's patent, US 4,728,721 (the "TAP LITIGATION");

          WHEREAS, QLT USA and Sanofi-Synthelabo entered into that certain Contribution Agreement, dated as of November 10, 2006, between QLT USA and Sanofi-Synthelabo (the "EXISTING AGREEMENT");

          WHEREAS, each of QLT USA and Sanofi-Synthelabo have agreed to amend and restate the Existing Agreement to reflect the terms of that certain Settlement, Release and Patent License, by and among QLT USA, Sanofi-Synthelabo, TAP and Abbott Laboratories, Limited -- Laboratories Abbott, Limitee, in the form attached hereto as Exhibit B (the "SETTLEMENT AGREEMENT") to settle the TAP Litigation;

          WHEREAS, without admitting liability to TAP and without admitting liability as between Sanofi-Synthelabo and QLT USA under the Collaboration Agreement, Sanofi-Synthelabo and QLT USA seek to settle the TAP Litigation and certain other past, present or future claims, controversies or disputes in the Territory (as defined in the Collaboration Agreement) between TAP or any of its affiliates, on the one hand, and QLT USA and Sanofi-Synthelabo, on the other hand, with respect to the Eligard(R) product or the Atrigel(R) Technology (as defined in the Collaboration Agreement);

          WHEREAS, subject to the terms and conditions of this Agreement, QLT USA has agreed to contribute $112,500,000 (the "QLT USA CONTRIBUTION ") towards the settlement of the TAP Litigation;

          WHEREAS, subject to the terms and conditions of this Agreement, Sanofi-Synthelabo has agreed to contribute $45,000,000 (the "SANOFI-SYNTHELABO CONTRIBUTION" and together with


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the QLT USA Contribution, the "SETTLEMENT AMOUNT") towards the settlement of the
TAP Litigation;

          WHEREAS, QLT USA has agreed to reimburse Sanofi-Synthelabo [**] which amount represents [**] of the [**] payable to [**], an expert witness utilized by Sanofi-Synthelabo and QLT USA in defending the TAP Litigation; and

         WHEREAS, QLT USA and Sanofi-Synthelabo have agreed to certain amendments to the Collaboration Agreement which amendments benefit both parties, all as set forth in the Amendment to Agreement in the form attached hereto as Exhibit A (the "AMENDING AGREEMENT").

         NOW THEREFORE, in consideration of the mutual covenants and agreements as hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Concurrently with the execution of this Agreement, QLT USA will deposit the QLT USA Contribution with Morrison & Foerster LLP, as escrow agent for QLT USA, and Sanofi-Synthelabo will deposit the Sanofi-Synthelabo Contribution with Proskauer Rose LLP, as escrow agent for Sanofi-Synthelabo. Morrison & Foerster
 LLP and Proskauer Rose LLP shall confirm receipt of the respective contribution amounts via email to the other party, and shall release the escrow funds in accordance with the terms of the Settlement Agreement. QLT USA and Sanofi-Synthelabo shall execute the Settlement Agreement after each of Morrison & Foerster LLP and Proskauer Rose LLP have confirmed receipt of the Sanofi-Synthelabo Contribution and the QLT USA Contribution, respectively, as set forth in this Section 1. Each party agrees to comply with the terms and provisions of the Settlement Agreement.

     2. Concurrently with the execution of this Agreement, QLT USA will pay the [**], counsel to Sanofi-Synthelabo, or as otherwise directed by Sanofi-Synthelabo. The payment of the [**] by QLT USA shall not waive or otherwise modify, in any respect, the releases set forth in Section 4 of this Agreement.

     3. The Amending Agreement will only become effective upon payment by Sanofi-Synthelabo of the Sanofi-Synthelabo Contribution in accordance with the terms of the Settlement Agreement.

     4. As additional consideration for entering into this Agreement, effective upon the payment of the Sanofi-Synthelabo Contribution and QLT USA Contribution, by Sanofi-Synthelabo and QLT USA, respectively, in accordance with the terms of the Settlement Agreement, each party releases the other party from any claims, actions, causes of action, demands, suits, proceedings, administrative proceedings, losses, damages, costs, expenses, liabilities, charges, interest, penalties, fines and charges of whatever nature (including costs of collection, attorneys' fees and other costs of defense, costs of enforcing indemnification provisions, and expenses of investigation) arising under, related to, or connected with the TAP Litigation, whether such claims may arise out of, under or pursuant to the Collaboration Agreement or otherwise, including any right or claim for repayment, reimbursement or recapture from a party of the amounts contributed by the other party under this Agreement. In addition, effective upon the payment by Sanofi-Synthelabo of the Sanofi-Synthelabo Contribution in accordance with the terms of the Settlement Agreement, QLT USA releases Sanofi-Synthelabo

----------
**   Confidential Treatment Requested.


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from any prior claims, actions, causes of action, demands, suits, proceedings, administrative proceedings, losses, damages, costs, expenses, liabilities, charges, interest, penalties, fines and charges of whatever nature (including costs of collection, attorneys' fees and other costs of defense, costs of enforcing indemnification provisions, and expenses of investigation) arising under, related to, or connected with any previous assertion by QLT USA that Sanofi-Synthelabo failed to use commercially reasonable efforts to promote the sale, marketing and distribution of the Product in the Territory, whether such claims may arise out of, under or pursuant to the Collaboration Agreement or otherwise. For the avoidance of doubt, the releases set forth in this Section 4 shall be deemed not to release a party from any breach by that party of its representations, warranties or covenants under this Agreement.

     5. This Agreement and all rights hereunder may not be assigned or transferred by either party. Notwithstanding the foregoing, the Amending Agreement is assignable in accordance with its terms.

     6. The parties acknowledge and agree that this Agreement is intended to be a confidential privileged communication between the parties relating to their joint defense of the TAP Litigation. Each party covenants and agrees with the other party that neither party will use this Agreement nor any statement made in conjunction with its negotiation for any purpose adverse to the other party in any context other than the enforcement of this Agreement. Each party hereto waives any right to object to a motion by the other party to preclude this Agreement or any statement made in conjunction with its negotiation from introduction into evidence in any ensuing litigation between the parties or in any litigation between either of the parties and TAP.

     7. THIS AGREEMENT AND ANY DISPUTES, CLAIMS OR CONTROVERSIES ARISING FROM OR RELATING TO THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such claim by certified mail to the address set forth in the preamble hereto.

     8. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     9. This Agreement shall survive the settlement of the TAP Litigation and the execution of the Settlement Agreement.

     10. Notwithstanding anything to the contrary contained in this Agreement, the parties acknowledge that the terms of this Agreement and the Amending Agreement may be disclosed as required by law, including but not limited to the rules and regulations of the Securities and


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Exchange Commission, the rules and regulations of any securities exchange upon which a party's securities are traded or any other such regulatory authority. In the event of such disclosure, the disclosing party shall give written notice as soon as practicable.


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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

QLT USA, INC.


By: /s/ Sean F. Moriarty
    -----------------------------------
    Sean F. Moriarty
    President


SANOFI-SYNTHELABO INC.


By: /s/ John M. Spinnato
    -----------------------------------
Name: John M. Spinnato
Title: Vice President & General Counsel

By: /s/ Laurent Gilhodes
    -----------------------------------
Name: Laurent Gilhodes
Title: Vice President & Controller


SANOFI-AVENTIS U.S. LLC

By: /s/ John M. Spinnato
    -----------------------------------
Name: John M. Spinnato
Title: Vice President & General Counsel

By: /s/ Laurent Gilhodes
    -----------------------------------
Name: Laurent Gilhodes
Title: Vice President & Controller


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